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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           WEIRTON STEEL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           WEIRTON STEEL CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

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
                                November 29, 2002


Dear Shareholder:

         We recently mailed you a proxy voting packet and asked that you vote in favor of amending Weirton Steel's charter and bylaws. If you already have voted your shares, please accept my sincere thanks for your help in making the changes that give Weirton Steel the best strategic options going forward. To date, among the shareholders that have voted, the overwhelming majority of them have voted to approve the charter and bylaw changes.

         However, in order to achieve the 80 percent affirmative vote necessary to approve the charter and bylaw changes, we must have every vote. Any shareholder who does not return their proxy voting cards will be counted as votes "against" the charter and bylaw changes. Because of this, the biggest obstacle to the passage of the proxy initiatives are shareholders that, by not voting, could prevent the charter and bylaw changes from passing.

         If you have not voted, I urge you to either return your original proxy card or use the spare voting card and business reply envelope included in this mailing. Certain shareholders can also use the Internet or telephone to vote as outlined in your original proxy packet. If you have any questions, or need additional information, please call our Proxy Information Center toll-free at 1-866-253-4668, or, visit our website at www.weirton.com. Your vote is very important to the future our Weirton Steel Corporation. Thank you.

                                       Very truly yours,

                                       /s/ John H. Walker
                                       ------------------
                                       President and Chief Executive
                                       Officer

Use a black pen. Mark with an X inside the grey areas as shown in this example. [X]

[ ] Mark this box with an X if you have made changes to your name or address details above.

                           ANNUAL MEETING PROXY CARD

A.  ELECTION OF DIRECTORS

1.       The Board of Directors recommends a vote FOR the following nominees:

The election of three directors for a two-year term until the 2004 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified.

01  Wendell W. Wood

    FOR                  WITHHOLD

    [ ]                    [ ]

02 Ronald C. Whitaker

    FOR                  WITHHOLD

    [ ]                    [ ]

03 Mark E. Kaplan

    FOR                  WITHHOLD

    [ ]                    [ ]

The election of three directors for a three-year term until the 2005 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified.

04 John H. Walker

    FOR                  WITHHOLD

    [ ]                    [ ]


05 Robert J. D'Anniballe, Jr.

    FOR                  WITHHOLD

    [ ]                    [ ]

06 Mark G. Glyptis

    FOR                  WITHHOLD

    [ ]                    [ ]

B.  ISSUES

The Board of Directors recommends a vote FOR items:

2. AMENDMENT TO ARTICLE FIFTH AND BY-LAWS: Approval and adoption of the amendment to Article Fifth of Weirton's Restated Certificate of Incorporation, as amended, and a related change to the By-Laws, to among other things, reduce the size of the Board of Directors from 14 persons to nine persons, to become effective immediately following the annual meeting.

FOR                             AGAINST                                ABSTAIN

[ ]                               [ ]                                     [ ]

3.       APPROVAL OF THE CONTINGENT CHARTER PROPOSALS.

           a. Approval of the Company's New Restated Certificate of Incorporation in its entirety.

FOR                             AGAINST                                ABSTAIN

[ ]                               [ ]                                     [ ]

           b. Approval to increase the Company's authorized common stock to 250,000,000 shares and its preferred stock to 25,000,000 shares.

FOR                             AGAINST                                ABSTAIN

[ ]                               [ ]                                     [ ]

           c. Approval to establish a single class of directors and to provide flexibility in determining the number and qualifications of directors, provided that two or at least 20% of the directors are designated by the union.

FOR                             AGAINST                                ABSTAIN

[ ]                               [ ]                                     [ ]

           d. Approval to provide generally that required stockholder approval with respect to fundamental changes and other transactions conform to the voting requirements of the Delaware General Corporation Law.

FOR                             AGAINST                                ABSTAIN

[ ]                               [ ]                                     [ ]


4. RATIFICATION OF AUDITORS. Ratification of the appointment of KPMG LLP as Weirton's independent public accountants for the fiscal year ending December 31, 2002.

FOR                             AGAINST                                ABSTAIN

[ ]                               [ ]                                     [ ]


5. OTHER BUSINESS. The proxies shall be authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof in accordance with their discretion.

FOR                             AGAINST                                ABSTAIN

[ ]                               [ ]                                     [ ]



C. AUTHORIZED SIGNATURES -- SIGN HERE -- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.


            Please sign exactly as your name appears on this Proxy.
    When signing as attorney, executor, administrator, guardian or corporate official, title should be stated. If shares are held jointly, each holder should sign.


       Signature 1                  Signature 2                   Date
 Please keep signature         Please keep signature
       within box                   within box




__________________________    __________________________    _________________

COMMON STOCK - PROXY - WEIRTON STEEL CORPORATION


400 Three Springs Drive
Weirton, West Virginia 26062

Annual Meeting of Stockholders, December 11, 2002

The undersigned holder of shares of Common Stock, par value $.01 per share ("Common Stock") of Weirton Steel Corporation ("Weirton"), hereby appoints John
H. Walker and William R. Kiefer, individually, with full power of substitution in each of them, as proxy or proxies to represent the undersigned and vote all shares of Common Stock of Weirton which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of Stockholders to be held at the Serbian-American Cultural Center, 1000 Colliers Way, Weirton, West Virginia 26062, at 6:00 p.m. on December 11, 2002, and at all adjournments or postponements thereof, upon all matters coming before such meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING. IF NO CHOICE IS INDICATED FOR ITEMS 1, 2, 3(a), 3(b), 3(c), 3(d), 4 AND 5 ON THE REVERSE SIDE HEREOF, SUCH SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL REFERRED TO IN THAT ITEM. IF A CHOICE IS MADE, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE CHOICE SO INDICATED.

Approval of each of proposals 3(a) through 3(d)(the "Contingent Charter Proposals") is conditioned upon the approval of all of the Contingent Charter Proposals. In the event that any of the Contingent Charter Proposals is not approved by the Company's stockholders, the Company's existing Restated Certificate of Incorporation, as amended, will remain in effect without further amendments.

Your vote is important Mail Voting Instructions

To vote by Mail.

Mark, sign and date your proxy card.

Return it in the enclosed postage-paid envelope.



THANK YOU FOR VOTING

SERIES A PREFERRED STOCK - PROXY - WEIRTON STEEL CORPORATION

400 Three Springs Drive
Weirton, West Virginia 26062

Annual Meeting of Stockholders, December 11, 2002

The undersigned holder of shares of Convertible Voting Preferred Stock, Series A, par value $.10 per share ("Series A Preferred Stock"), of Weirton Steel Corporation ("Weirton"), hereby appoints John H. Walker and William R. Kiefer, individually, with full power of substitution in each of them, as proxy or proxies to represent the undersigned and vote all shares of Series A Preferred Stock of Weirton which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of Stockholders to be held at the Serbian-American Cultural Center, 1000 Colliers Way, Weirton, West Virginia 26062, at 6:00 p.m. on December 11, 2002, and at all adjournments or postponements thereof, upon all matters coming before such meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING. IF NO CHOICE IS INDICATED FOR ITEMS 1, 2, 3(a), 3(b), 3(c), 3(d), 4 AND 5 ON THE REVERSE SIDE HEREOF, SUCH SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL REFERRED TO IN THAT ITEM. IF A CHOICE IS MADE, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE CHOICE SO INDICATED.

Approval of each of proposals 3(a) through 3(d)(the "Contingent Charter Proposals") is conditioned upon the approval of all of the Contingent Charter Proposals. In the event that any of the Contingent Charter Proposals is not approved by the Company's stockholders, the Company's existing Restated Certificate of Incorporation, as amended, will remain in effect without further amendments.

Your vote is important Mail Voting Instructions

To vote by Mail.

Mark, sign and date your proxy card.

Return it in the enclosed postage-paid envelope.



THANK YOU FOR VOTING

                                  YOUR VOTE IS

                           WEIRTON STEEL CORPORATION


                             IMPORTANT REMINDER....



1. If you have voted your Proxy on Weirton Steel's proposed charter and bylaws changes, thank you. If you have not, please consider this reminder to vote your Proxy by December 11, 2002, the date of the company's Annual Shareholders Meeting.

2. Make sure to read the Weirton Steel Proxy Statement and Voting Instruction Form.

3.  Vote your Proxy and sign and date the Voting Instruction Form.

4.  Place the form in the Business Reply Envelope.

5.  Place the envelope in the mail.

6. If you have any questions or concerns about the proposed charter and bylaws changes, call toll-free 1-866-253-4668 or locally (304) 797-4668.